
VAXART
The Pill Against COVID-19
SVBLEERINK
2020 CybeRx Call Series
September 23rd 2020

Forward-Looking Statement

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding Vaxart's strategy, prospects, plans and objectives, results from preclinical and clinical trials, commercialization agreements and licenses, beliefs and expectations of management are forward-looking statements. These forward-looking statements may be accompanied by such words as "believe," "could," "potential," "expect," "will" and other words and terms of similar meaning. Examples of such statements include, but are not limited to, statements relating to Vaxart's ability to develop and commercialize its product candidates; expected clinical results and trial data (including plans with respect to the proposed COVID-19 vaccine program); Vaxart's intention to continue its efforts to advance its oral tablet seasonal flu vaccine; Vaxart's expectations with respect to the important advantages it believes its oral vaccine platform can offer over injectable alternatives, particularly for mucosal pathogens such as norovirus, flu and RSV, as well as coronaviruses such as SARS, MERS and COVID-19; and Vaxart's expectations with regard to the vaccination market. Vaxart may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially from the forward-looking statements that Vaxart makes, including uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; decisions by regulatory authorities impacting labeling, manufacturing processes, and safety that could affect the availability or commercial potential of any product candidate, including the possibility that Vaxart's product candidates may not be approved by the FDA or non-U.S. regulatory authorities; that, even if approved by the FDA or non-U.S. regulatory authorities, Vaxart's product candidates may not achieve broad market acceptance; that a Vaxart collaborator may not attain development and commercial milestones; that Vaxart or its partners may experience manufacturing issues and delays due to events within, or outside of, Vaxart's or its partners control, including the recent outbreak of COVID-19; that Vaxart or its partners may not be able to obtain, maintain and enforce necessary patent and other intellectual property protection; that Vaxart's capital resources may be inadequate; Vaxart's ability to obtain sufficient capital to fund its operations on terms acceptable to Vaxart, if at all; the impact of government healthcare proposals and policies; competitive factors; and other risks described in the "Risk Factors" sections of Vaxart's Quarterly and Annual Reports filed with the SEC. Vaxart does not assume any obligation to update any forward-looking statements, except as required by law.

Key Investment Highlights

01 Transformative Oral Vaccine Platform

Potential to disrupt the vaccine ecosystem

02 Oral COVID-19 Program may offer the Best Practical Global Solution to Pandemic

Oral convenience, potential superior efficacy due to mucosal immunity, ease of distribution – room temp. stable

03 Validated Clinical Platform with Benign Safety and Tolerability profile

Clinical data from 12 trials against 6 viruses

04 Pipeline focused on several very large opportunities besides COVID-19

Norovirus, HPV, influenza & RSV

05 Resources to aggressively continue clinical advancement and commercialization

Cash: $140M (as July 2020)

Groundbreaking technology: An Oral COVID-19 Vaccine



Vaccine as a pill

Convenient mode of administration, rapid and painless: no needles, self administration (no appointments, no lines, social distancing)

Potentially more protective than injectable vaccines: activates mucosal immunity – the first line of defense, plus multiple immune system mechanisms

Ease of distribution and storage, globally: room temperature stable tablet – no cold chain, no needles, no waste

Vaxart's COVID-19 vaccine is ...

The only oral COVID-19 vaccine among leading programs

The only mucosal vaccine in the U.S.'s Operation Warp Speed NHP challenge study

An oral vaccine would have huge advantages in mass COVID-19 vaccination campaigns

ORAL VACCINE

Order pill → Pill is shipped → Take pill

vs.

INJECTABLE VACCINE

Make appointment ▶ Get to vaccination site ▶ Wait in line ▶ Get vaccinated (Ouch!) ▶ Get back home

The pill =
***more* people**
vaccinated *faster*


COVID-19

Higher adoption – more people vaccinated

- Convenient, painless, self-administered
- Facilitates social distancing during a pandemic
- Appealing to those who dislike injections & needles

Fastest way to conduct mass vaccination campaigns

- 1-2 months to vaccinate large populations with injectables
- 2-3 days with a pill

Not taxing on healthcare system & local resources

- No medical personnel needed
- No vaccination centers needed

Needles and having to go to the doctor's office are the main reasons why not enough people get vaccinated



only 42% vaccinated* despite U.S. CDC recommendation for 100%

2017/18 US FLU VACCINATION BY AGE



% Vaccinated
Unvaccinated
Vaccinated
% of US Population

Source: Seasonal Flu: CDC FluVaxView

Similarly low uptake expected with COVID-19 vaccines:

- "***As few as 50%*** of people in the United States are committed to receiving a vaccine, with another quarter wavering" – Science Magazine, Jun. 2020
- "***Less than half*** of American adults say they would get a government-approved coronavirus vaccine" – NBC, Aug 2020
- "***Two-thirds of Americans say they won't*** get COVID-19 vaccine when it's first available" – USA Today / Suffolk, Sep. 2020

*Over 6 months old

Significantly simpler and cheaper for national and local governments to distribute and stockpile a pill vs. an injectable



Vaxart's oral vaccine is room temperature stable

- **No refrigeration for storage** – major cost & space savings
- **No refrigeration for distribution** – significantly simpler & cheaper, eliminates potential bottlenecks
- **Can be sipped cheaply** to any corner of the US or the Globe

Cold Chain: very complex & expensive



The New York Times, September 18th 2020

Strict temperature requirements "will make it very difficult for community clinics and local pharmacies to store and administer." - Kathleen Dooling, C.D.C

The New York Times, September 18th 2020

Large parts of Africa, South America and Asia, where super-cold freezers are sparse, would be left out – DHL, McKinsey study

Politico, August 3rd 2020

U.S. lacks plan for getting vaccine to communities of color devastated by virus

Vaxart's oral vaccine activates the mucosal immune system: the 1st line of defense against airborne viruses



Protection against Airborne Viruses:

Oral vaccine activates immunity in the right places

Vaxart's oral vaccine triggers a broad immune response, activating systemic and mucosal immunity:

- ***Mouth***
- ***Nose***
- ***Lungs***
- ***Intestine***

Injectable vaccines only activate systemic immunity

Proven efficacy against an airborne virus: Vaxart pill likely to protect better against flu than leading injectable in BARDA-funded clinical trial

Phase II trial comparing Vaxart's oral tablet vaccine and Sanofi's Fluzone injectable flu vaccine


Protection Against Illness
% of subjects without symptoms
39%
27%
Vaxart Tablet Vaccine
Fluzone

Liebowitz, et al, *Lancet ID*, 2020

Clinical study funded by the U.S. Biomedical Advanced Research and Development Authority (BARDA)

THE LANCET Infectious Diseases

Results published in January 2020

Oral vaccines have the potential for sterilizing immunity against airborne pathogens such as COVID-19 and flu – preventing infection altogether

Phase II trial comparing Vaxart's oral tablet vaccine and Sanofi's Fluzone injectable flu vaccine

By triggering a strong enough **mucosal immunity**, Vaxart's oral vaccine has the **potential to prevent infection altogether**



Protection Against Infection
% of subjects not infected
48%
38%
Vaxart Tablet Vaccine
Fluzone

Liebowitz, et al, *Lancet ID*, 2020

More people who got the Vaxart oral vaccine were protected against flu compared to those who got Fluzone

THE LANCET
Infectious Diseases

Safe, with Tolerability Comparable to Placebo

Long-term safety & tolerability:

462 subjects vaccinated

12 clinical trials

6 different viruses

BARDA-funded flu study



Any symptoms (solicited)
Pain at injection site
Tenderness at injection site
Placebo
(n=36)
42%
2.8%
2.8%
Vaxart vaccine
(n=72)
29%
2.9%
4.3%
Fluzone
(n=72)
36%
13.9%
26.4%

Pain: a key reason for which people don't like needles

Source: *Liebowitz et al., Lancet Infectious Diseases, Jan 2020*

Vaxart vaccine contains both the S and N genes from SARS-CoV-2


A.
E
M
ssRNA
S
N
ORF1a
ORF1b
SARS-CoV
MERS-CoV
SARS-CoV-2
B.
S1
S2
C.
S1: Receptor Binding Domain
S2: Membrane Binding Domain
N
C
SP
NTD
CTD
FP
HR1
HR2
TM
CP
D.
E.
S1/S2
Fusion Peptide
SARS-CoV
MERS-CoV
SARS-CoV-2
Cleavage Sites

- S Protein is a surface protein, good target of neutralizing antibodies
- N Protein is well conserved, and a good target for T cell responses
- Construct is called rAd-S-N

Full-length S better for creating neutralizing antibody responses



IgG antibody titers to Covid S1
ELISA Technology
Endpoint ELISA titer
1000000
100000
10000
1000
100
10
1
0.1
0
1
2
3
4
5
Time (weeks)
rAd-S
rAd-S-N
rAd-S1-N
Negative
N=6. except, neg N=3



cVNT vs sVNT
nAb
1500
1000
500
0
rAd-S-N
rAd-S1-N
Group
sVNT
cVNT

Moore, et al, *BioRxiv*, 2020

VAXART

Vaxart COVID vaccine induces lung antibody responses, IgA and neutralizing antibodies


Lung IgA titers to S1 or S2
***
**
IgA endpoint titre
1000
100
10
1
rAd-S-N
rAd-S1-N
S1
S2


Lung Antibody Titer, sVNT
p=0.0317
Antibody titer
1000
100
10
1
rAd-S-N
rAd-S1-N
neg
Group

Moore, et al, *BioRxiv*, 2020

Potent T cell Responses to the S protein, at low doses of vaccine


IFN-g T cell Responses to S
IFN-γ Spots /1x10⁶ Cells
800
600
400
200
0
*
*
neg ctl
1e6
1e7
1e8
rAd-S-N


CD8+ IFNg+
Frequency of CD8+ CD44+ T cells
15
10
5
0
*
Ad S-N high
Ad S-N low
Controls

Moore, et al, *BioRxiv*, 2020

Conclusions

- Well tolerated vaccine platform
- Potent immune responses even at low vaccine doses
- Mucosal Immunity might be *really important*
    - Both mucosal IgA and mucosal T cells have been shown to contribute to sterilizing immunity in other respiratory diseases
    - Can't be adequately addressed by an injected vaccine
    - High degree of neutralizing antibody responses in lung
- IgA is not only a more potent neutralizing isotype for viruses, but can block transmission

Vaxart's oral COVID-19 vaccine has several advantages vs. leading injectable vaccine candidates

	Technology	Limitations	Likely Immune	Needles	Cold chain
Vector-based					
CanSinoBio	rAd5 injected	Antivector Immunity	nAb, T cells	Yes	Yes
AZ/ Oxford	Chimp rAd				
Janssen	rAd26 injected				
DNA/RNA					
Moderna	Stabilized RNA	New technology	nAb	Yes	Yes
Pfizer/BioNTech	RNA				
Protein					
Novavax	Insect cell culture	Only makes Ab	Ab	Yes	Yes
Sanofi/PS					
Oral Vaccine					
Vaxart	rAd5 oral tablet	Lower profile co.	IgA, Mucosal T	No	No

Vaxart and its manufacturing partners have been gearing up for mass production



Experienced Manufacturing Partners

emergent biosolutions

KindredBio

AMS ATTWILL MEDICAL SOLUTIONS

Simpler manufacturing process than for injectables:

- No sterile fill and finish
- No need for vials

Vaxart COVID-19 vaccine timeline

February 2020	April 2020	May 2020	September 2020	2H 2020	4Q 2020
3 potential COVID-19 vaccines built	Candidate for human trials selected	Candidate Selected for the US Operation Warp Speed NHP study	US IND cleared Recruitment started for ph I	Start of phase I expected	Start of phase II trials expected

- February – April 2020: Pre-clinical studies
- April – May 2020: Key manufacturing partnerships established
- May – September 2020: Additional Pre-clinical studies

Pipeline focused on large indications includes prophylactic and therapeutic oral vaccine candidates

		Trials Conducted to Date or in Progress				
		Preclinical	Phase 1	Phase 2	Phase 3	Marketed
PROPHYLACTIC VACCINES						
Norovirus[1]	Bivalent					
Seasonal Influenza[2]	Monovalent					
	Quadrivalent					
Influenza	Universal[3]				Janssen	
COVID-19						
RSV[4]						
THERAPEUTIC VACCINES						
HPV[5]	HPV, cervical dysplasia and/or cancer					

1) Bivalent Phase 1 demonstrated IgA ASC response rates of 90 – 93% for GII.4 and 78 – 86% for GI.1
2) Monovalent H1 flu vaccine completed phase 2 Proof of Concept efficacy study.
3) Janssen collaboration with an option to negotiate an exclusive license.
4) RSV program to be partnered with new antigen partner.
5) HPV therapeutic pre-IND feedback received.

Vaxart is the leading oral vaccine biotechnology company


VAXART
Manufacturing
emergent
KindredBio
AMS
Research & Development
Stanford University
Johnson & Johnson
SR
WuXi AppTec
Clinical Trials
ICON
WCCT GLOBAL
Pharm-Olam
Commercial
Daiichi-Sankyo
San Francisco
CANADA
UNITED STATES OF AMERICA
RUSSIA
KAZAKHSTAN
MONGOLIA
CHINA
INDIA
BRAZIL
AUSTRALIA

Management Team with Deep Experience in Vaccines



ANDREI FLOROIU, MBA
Chief Executive Officer

McKinsey & Company | INVUS | agenus



SEAN TUCKER, PHD
Founder and Chief Scientific Officer

Dow | GENTERIC | Systemix



RICHARD SCHWARTZ, PHD
SVP, Technical Operations

CRISPR Therapeutics | MedImmune | NIH National Institute of Allergy and Infectious Diseases



SHAILY JAINI GARG
SVP, Clinical Development and Project Management

Roche | Genentech | OcuLex | Cerimon Pharmaceuticals



BRANT BIEHN
SVP, Commercial Operations

MERCK | DYNAVAX



MARGARET ECHERD, CPA MBA
Vice President, Corporate Controller

align | Extreme networks | Quotient

Key Investment Highlights

01 Transformative Oral Vaccine Platform

Potential to disrupt the vaccine ecosystem

02 Oral COVID-19 Program may offer the Best Practical Global Solution to Pandemic

Oral convenience, potential superior efficacy due to mucosal immunity, ease of distribution – room temp. stable

03 Validated Clinical Platform with Benign Safety and Tolerability profile

Clinical data from 12 trials against 6 viruses

04 Pipeline focused on several very large opportunities besides COVID-19

Norovirus, HPV, influenza & RSV

05 Resources to aggressively continue clinical advancement and commercialization

Cash: $140M (as of end of 2Q2020)

VAXART

vaxart.com